Exhibit 99.1

August 1, 2017

Thomas Thekkethala

Matthew Stecker

SITO Mobile, Ltd.

100 Town Square Place, Suite 204

Jersey City, NJ 07310

Dear Messrs. Thekkethala and Stecker,

On July 28, 2017, you sent a letter to your fellow directors of SITO Mobile, Ltd. (the “Company”), which you also made publicly available, in which you were highly critical of the Company’s Board of Directors (the “Board”).

We strongly disagree with the statements in your letter. However, rather than continuing to engage on a destructive path with you and Mr. Singer, whom you have represented as the Company’s largest shareholder, we have determined that it will be far more productive for our Company and all of our stockholders if both our Board and our senior management team focus on the continued creation of shareholder value. Accordingly, in lieu of responding once again to each and every false allegation you and the shareholder you represent have made recently, we will simply make the following statements, while reserving all of our legal rights and remedies:

Our Successful Equity Offering and Repayment of Indebtedness

We are extremely gratified by the investors who put their faith in our Company during our recent equity offering, which closed last week. We believe that these investors share our views about our Company’s value and growth potential. We are also pleased to report that we have used the proceeds of our equity financing to repay the entire principal amount of, and all accrued and unpaid interest and fees under, the secured notes that were recently acquired by Mr. Singer’s family holding company.

SEC Notification

Today, we are notifying the U.S. Securities and Exchange Commission (the “SEC”) of our many concerns about the relationship between you and Mr. Singer, as well as a number of related matters, in the hope and expectation that the SEC will devote its substantial resources and determine whether it is appropriate to commence another investigation of Mr. Singer, as well as your complicity in his and his family’s questionable, and possibly illegal, activities. While our management team intends to devote all of their time and attention to the continued growth or our Company, we will, naturally, be fully cooperative with the SEC.

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We look forward to the fulfilling with great success the responsibilities our investors have entrusted to us at SITO Mobile and we look forward to delivering on our promises for future growth.

Mr. Brent Rosenthal, Chairman of the Board

Mr. Thomas Pallack, Chief Executive Officer and Director

Mr. Michael Durden, Director

Mr. Itzhak Fisher, Director

Cautionary Statement Regarding Certain Forward-Looking Information

To the extent any statements made in this letter deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause SITO’s actual results to be materially different than those expressed in or implied by SITO’s forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K and the documents that we reference in our Annual Report on Form 10-K and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law.

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